Exhibit 99.1

FOR RELEASE: IMMEDIATE

Advantage Spectrum is high bidder for 124 licenses in auction 97

CHICAGO – Jan. 30, 2015 -- Advantage Spectrum, LP was the high bidder for 124 licenses in the recent Federal Communications Commission (FCC) AWS-3 spectrum auction (No. 97) that concluded on Jan. 29, 2015.  United States Cellular Corporation’s wholly owned subsidiary, USCC Wireless Investment, Inc., is a limited partner in Advantage Spectrum, LP, a Delaware limited partnership.  The net license cost for the 124 licenses acquired by Advantage Spectrum amounted to $338.3 million.

Exhibit A contains a list of the licenses.

About U.S. Cellular

United States Cellular Corporation [NYSE: USM] provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to 4.7 million customers in 23 states. The Chicago-based company had 6,500 full- and part-time associates as of Sept. 30, 2014. At the end of the third quarter of 2014, Telephone and Data Systems, Inc. owned 84 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Visit investors.uscellular.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane W. McCahon, Vice President, Corporate Relations and Corporate Secretary

(312) 592-5379

jane.mccahon@tdsinc.com

Julie D. Mathews, Manager, Investor Relations

(312) 592-5341

julie.mathews@tdsinc.com

Exhibit A

Market	Market Name	Block	Net $/MHz Pop	Net $

BEA001	Bangor ME	I	$0.30	$1,611,750
BEA001	Bangor ME	H	$0.35	$1,875,000
BEA002	Portland ME	H	$0.41	$3,239,250
BEA002	Portland ME	I	$0.71	$5,562,750
BEA016	Staunton VA-WV	H	$0.17	$603,000
BEA017	Roanoke VA-NC-WV	H	$0.76	$6,710,250
BEA019	Raleigh-Durham-Chapel Hill NC	H	$0.77	$17,720,250
BEA021	Greenville NC	H	$0.39	$3,599,250
BEA022	Fayetteville NC	H	$0.31	$1,757,250
BEA025	Wilmington NC-SC	H	$1.00	$10,555,500
BEA042	Asheville NC	H	$0.51	$2,605,500
BEA042	Asheville NC	I	$0.87	$4,460,250
BEA044	Knoxville TN	H	$2.93	$32,370,750
BEA089	Monroe LA	I	$0.20	$660,000
BEA093	Joplin MO-KS-OK	H	$0.57	$1,608,750
BEA093	Joplin MO-KS-OK	I	$0.61	$1,715,250
BEA094	Springfield MO	H	$1.44	$14,199,000
BEA098	Columbia MO	H	$1.18	$4,779,750
BEA102	Davenport-Moline IA-IL	H	$1.44	$8,074,500
BEA120	Grand Island NE	H	$2.83	$8,157,000
BEA121	North Platte NE-CO	H	$2.72	$1,673,250
BEA123	Topeka KS	H	$0.75	$3,559,500
BEA126	Western Oklahoma OK	H	$0.13	$191,250
BEA165	Redding CA-OR	H	$0.23	$837,000
BEA166	Eugene-Springfield OR-CA	H	$0.47	$4,035,750
BEA168	Pendleton OR-WA	H	$0.25	$523,500
BEA169	Richland-Kennewick-Pasco WA	H	$0.51	$4,047,000
BEA169	Richland-Kennewick-Pasco WA	I	$0.44	$3,510,750
CMA045	Oklahoma City, OK	G	$3.75	$44,756,250
CMA098	Davenport-Rock Island, IA-IL	G	$1.79	$6,501,000
CMA131	Rockford, IL	G	$1.21	$4,214,250
CMA133	Manchester-Nashua, NH	G	$1.48	$5,935,500
CMA157	Roanoke, VA	G	$1.33	$3,356,250
CMA191	Yakima, WA	G	$0.24	$582,750
CMA203	Lynchburg, VA	G	$0.64	$1,128,750
CMA214	Richland-Kennewick-Pasco, WA	G	$0.81	$2,057,250
CMA216	Janesville-Beloit, WI	G	$0.54	$867,750
CMA218	Wilmington, NC	G	$1.20	$3,724,500
CMA229	Medford, OR	G	$0.77	$1,560,000
CMA233	Wichita Falls, TX	G	$0.82	$1,161,000
CMA244	Kenosha, WI	G	$3.38	$5,619,750
CMA256	Charlottesville, VA	G	$0.97	$1,816,500
CMA258	Jacksonville, NC	G	$0.70	$1,239,000
CMA260	Lawton, OK	G	$3.29	$4,076,250
CMA269	Cumberland, MD-WV	G	$4.00	$4,131,750
CMA278	Columbia, MO	G	$2.15	$3,501,750
CMA305	Alton-Granite City, IL	G	$2.96	$680,250
CMA336	California 1 - Del Norte	G	$0.23	$503,250
CMA337	California 2 - Modoc	G	$0.33	$216,000
CMA344	California 9 - Mendocino	G	$0.47	$718,500
CMA394	Illinois 1 - Jo Davie	G	$0.22	$754,500
CMA397	Illinois 4 - Adams	G	$1.02	$2,152,500
CMA412	Iowa 1 - Mills	G	$2.50	$1,485,000
CMA413	Iowa 2 - Union	G	$0.54	$272,250
CMA414	Iowa 3 - Monroe	G	$0.63	$567,000
CMA415	Iowa 4 - Muscatine	G	$0.80	$1,208,250
CMA416	Iowa 5 - Jackson	G	$0.33	$356,250
CMA417	Iowa 6 - Iowa	G	$0.40	$631,500
CMA418	Iowa 7 - Audubon	G	$0.66	$357,750
CMA420	Iowa 9 - Ida	G	$1.92	$1,101,000
CMA421	Iowa 10 - Humboldt	G	$0.66	$1,262,250
CMA422	Iowa 11 - Hardin	G	$0.50	$568,500
CMA423	Iowa 12 - Winneshiek	G	$0.66	$741,000
CMA425	Iowa 14 - Kossuth	G	$0.80	$801,000
CMA426	Iowa 15 - Dickinson	G	$0.59	$474,750
CMA430	Kansas 3 - Jewell	G	$0.25	$117,750
CMA431	Kansas 4 - Marshall	G	$2.05	$3,017,250
CMA435	Kansas 8 - Ellsworth	G	$0.11	$144,750
CMA436	Kansas 9 - Morris	G	$1.24	$694,500
CMA437	Kansas 10 - Franklin	G	$1.44	$1,685,250
CMA441	Kansas 14 - Reno	G	$0.22	$386,250
CMA442	Kansas 15 - Elk	G	$0.23	$351,750
CMA467	Maryland 1 - Garrett	G	$1.14	$342,000
CMA505	Missouri 2 - Harrison	G	$1.66	$575,250
CMA506	Missouri 3 - Schuyler	G	$0.66	$370,500
CMA508	Missouri 5 - Linn	G	$0.86	$586,500
CMA509	Missouri 6 - Marion	G	$0.75	$689,250
CMA514	Missouri 11 - Moniteau	G	$0.58	$966,000
CMA518	Missouri 15 - Stone	G	$0.43	$630,000
CMA519	Missouri 16 - Laclede	G	$0.42	$487,500
CMA534	Nebraska 2 - Cherry	G	$2.96	$788,250
CMA535	Nebraska 3 - Knox	G	$3.07	$3,411,000
CMA536	Nebraska 4 - Grant	G	$3.66	$1,172,250
CMA548	New Hampshire 1 - Coos	G	$0.34	$834,000
CMA549	New Hampshire 2 - Carroll	G	$0.22	$561,750
CMA566	North Carolina 2 - Yancey	G	$0.17	$318,750
CMA567	North Carolina 3 - Ashe	G	$0.40	$732,000
CMA568	North Carolina 4 - Henderson	G	$0.48	$1,983,750
CMA570	North Carolina 6 - Chatham	G	$0.29	$599,250
CMA572	North Carolina 8 - Northampton	G	$1.08	$3,345,750
CMA573	North Carolina 9 - Camden	G	$0.35	$483,750
CMA574	North Carolina 10 - Harnett	G	$1.40	$5,683,500
CMA575	North Carolina 11 - Hoke	G	$1.10	$3,030,750
CMA576	North Carolina 12 - Sampson	G	$0.83	$1,449,000
CMA577	North Carolina 13 - Greene	G	$0.34	$942,750
CMA578	North Carolina 14 - Pitt	G	$0.32	$946,500
CMA599	Oklahoma 4 - Nowata	G	$0.23	$496,500
CMA601	Oklahoma 6 - Seminole	G	$1.05	$2,397,000
CMA602	Oklahoma 7 - Beckham	G	$0.46	$618,000
CMA603	Oklahoma 8 - Jackson	G	$0.43	$391,500
CMA604	Oklahoma 9 - Garvin	G	$1.21	$2,709,750
CMA605	Oklahoma 10 - Haskell	G	$2.46	$2,060,250
CMA607	Oregon 2 - Hood River	G	$0.83	$707,250
CMA608	Oregon 3 - Umatilla	G	$0.21	$350,250
CMA610	Oregon 5 - Coos	G	$0.37	$1,005,750
CMA611	Oregon 6 - Crook	G	$0.60	$1,554,750
CMA632	South Carolina 8 - Hampton	G	$0.31	$765,000
CMA646	Tennessee 4 - Hamblen	G	$1.44	$4,776,750
CMA655	Texas 4 - Briscoe	G	$0.07	$27,750
CMA656	Texas 5 - Hardeman	G	$0.12	$91,500
CMA680	Vermont 2 - Addison	G	$0.37	$885,750
CMA682	Virginia 2 - Tazewell	G	$0.42	$565,500
CMA683	Virginia 3 - Giles	G	$0.43	$972,750
CMA684	Virginia 4 - Bedford	G	$0.39	$768,000
CMA685	Virginia 5 - Bath	G	$0.52	$328,500
CMA687	Virginia 7 - Buckingham	G	$0.21	$204,750
CMA696	Washington 4 - Grays Harbor	G	$0.47	$621,000
CMA697	Washington 5 - Kittitas	G	$0.12	$186,000
CMA698	Washington 6 - Pacific	G	$0.77	$1,560,750
CMA699	Washington 7 - Skamania	G	$0.42	$131,250
CMA703	West Virginia 3 - Monongalia	G	$1.27	$3,661,500
CMA704	West Virginia 4 - Grant	G	$2.44	$5,688,750
CMA705	West Virginia 5 - Tucker	G	$4.29	$5,524,500
CMA707	West Virginia 7 - Raleigh	G	$0.24	$600,750

				$338,304,000